CAPITAL OPPORTUNITIES SERIES
a series of MFS/Sun Life Series Trust

500 Boylston Street, Boston, Massachusetts 02116-3741

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2007

A Special Meeting of Shareholders (the "Meeting") of the Capital Opportunities Series, a series of the MFS/Sun Life Series Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June 7, 2007, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.  To consider and act upon a proposal to approve a Plan of Reorganization (the "Plan") of the Trust, on behalf of each of its Capital Opportunities Series and its Core Equity Series, providing for the transfer of assets to and the assumption of liabilities of the Capital Opportunities Series to and by the Core Equity Series in exchange solely for shares of beneficial interest of the Core Equity Series, the distribution of the Core Equity Series shares to the shareholders of the Capital Opportunities Series in liquidation of the Capital Opportunities Series and the termination of the Capital Opportunities Series.

ITEM 2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on April 2, 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

April 17, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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Prospectus/Proxy Statement

April 17, 2007

Acquisition of the assets and liabilities of

CAPITAL OPPORTUNITIES SERIES

By and in exchange for shares of

CORE EQUITY SERIES
each a series of MFS/Sun Life Series Trust
500 Boylston Street
Boston, Massachusetts 02116-3741
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of Capital Opportunities Series (the "Capital Opportunities Series") into Core Equity Series (the "Core Equity Series"), each a series of MFS/Sun Life Series Trust (the "Trust"). If the proposed reorganization is approved, each shareholder of the Capital Opportunities Series will receive a number of full and fractional shares of the corresponding class of shares of the Core Equity Series equal in value at the date of the exchange to the total value of the shareholder's Capital Opportunities Series shares. Like the Capital Opportunities Series, the Core Equity Series is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Capital Opportunities Series and the Core Equity Series are collectively referred to herein as "the Series" and each individually referred to herein as "a Series".

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC") and some is technical. If there is anything you do not understand, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

As of the date of this Prospectus/Proxy Statement, the Capital Opportunities Series issues and sells its shares to separate accounts (the "Separate Accounts") of Sun Life Assurance Company of Canada (U.S.) ("Sun Life") and those of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.) and together, the "Companies"). The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a "Contract") issued by the Companies. Owners, participants, and payees under the Contracts ("Contract Holders") who have allocated the value of their Contracts among the Separate Accounts have an indirect interest in the Capital Opportunities Series. As the owners of the assets held in the Separate Accounts, the Companies are the sole shareholders of record of Capital Opportunities Series and are entitled to vote their shares of the Capital Opportunities Series. The Companies vote their shares, however, in accordance with instructions received from Contract Holders. The Notice and this Prospectus/Proxy Statement are being delivered to Contract Holders who do not invest directly in or hold shares of the Capital Opportunities Series, so that they may instruct the Companies how to vote the shares of the Capital Opportunities Series underlying their Contracts.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Special Meeting of Shareholders of the Capital Opportunities Series (the "Meeting"), and not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. The Companies will vote the shares attributable to Contracts for which they do not receive voting instruction cards and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive voting instruction cards. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted "for" the proposal described in this Prospectus/Proxy Statement. Because the Companies will vote the Capital Opportunities Series' shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Core Equity Series. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by the Prospectus, dated May 1, 2006, of the MFS/Sun Life Series Trust (the "Trust"), as supplemented from time to time, which includes information for the Core Equity Series (the "Prospectus") and excerpts from the Annual Report to Shareholders of the Trust for the period ended December 31, 2006, which includes information for the Core Equity Series (the "Annual Report"). The Prospectus (which also includes information for the Capital Opportunities Series) and the Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)  the Statement of Additional Information, dated May 1, 2006, of the Trust, as supplemented from time to time, which includes information about each Series;

(ii)  the Annual Report to Shareholders of Capital Opportunities Series for the fiscal year ended December 31, 2006; and

(iii)  a Statement of Additional Information, dated April 17, 2007, relating to this Prospectus/Proxy Statement and the proposed reorganization.

For a free copy of any of the above documents, please contact Sun Life Assurance Company of Canada (U.S.) Annuities Division, either by mailing P.O. Box 9133, Wellesley Hills, Massachusetts 02418 or by calling 1-800-752-7215; Sun Life Insurance and Annuity Company of New York, either by mailing c/o Service Office, P.O. Box 9133, Wellesley Hills, Massachusetts 02418, or by calling 1-800-447-7569.

Proxy materials, registration statements and other information filed by the Series can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the public reference facilities in the SEC's Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates (phone number 1-202-551-8090). You may also access material and other information about the Series on the SEC's Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above are 002-83616 and 811-3732. The SEC file number for the Statement of Additional Information relating to this Prospectus/Proxy Statement is 333-141150.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Synopsis	2

Risk Factors	10

General	11

Proposal Regarding Approval or Disapproval of the Plan of Reorganization and the Related Reorganization Transaction	12

Background and Reasons for the Proposed Reorganization	13

Information About the Reorganization	15

Voting Information	19

Miscellaneous	22

Form of Plan of Reorganization	A-1

Enclosures

Prospectus of the MFS/Sun Life Trust, dated May 1, 2006, as supplemented

Excerpts from the Annual Report of the MFS/Sun Life Trust, dated December 31, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between Series. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.  What is being proposed?

The Trustees of the Trust are recommending that shareholders of the Capital Opportunities Series approve the reorganization of the Capital Opportunities Series into the Core Equity Series. If the reorganization is approved, the assets and liabilities of the Capital Opportunities Series will be transferred to the Core Equity Series. In consideration therefor, the Core Equity Series shall deliver to the Capital Opportunities Series a number of shares of the Core Equity Series having an aggregate net asset value equal to the value of the assets of the Capital Opportunities Series less the value of liabilities of the Capital Opportunities Series. Immediately following the transfer, the Core Equity Series shares received by the Capital Opportunities Series will be distributed to its shareholders, in proportion to their holdings in the Capital Opportunities Series, and the Capital Opportunities Series will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2.  What will happen to my shares of the Capital Opportunities Series as a result of the reorganization?

Your shares of the Capital Opportunities Series will, in effect, be exchanged on a tax-free basis for shares of the same class of the Core Equity Series with an equal total net asset value. The Capital Opportunities Series will then be terminated.

3.  Why is the reorganization being proposed, and what are the benefits of merging the Capital Opportunities Series into the Core Equity Series?

The reorganization is designed to reduce existing overlap in series within the same asset class offered by the Trust, thereby reducing inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of each Series' shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The reorganization would provide you with the opportunity to participate in a larger combined series with the same investment objective and similar policies and strategies, potentially lower expenses resulting from fixed costs being spread over a somewhat larger asset base and a generally better historical performance record. The Capital Opportunities Series has had larger net outflows than the Core Equity Series over the past several years, which may provide potentially greater prospects for asset growth over time in the Core Equity Series. In addition, combining the Series will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could promote more efficient management and operations on a more cost-effective basis.

As shown in more detail below, the two Series have an identical investment objective, and substantially similar policies and strategies. It is estimated that if the reorganization is completed, each class of the combined fund will have a slightly lower expense ratio than the current expense ratio of the corresponding class of the Capital Opportunities Series (by an estimated 0.01% for each class). Although past performance is not an indication of future performance, the Core Equity Series generally has a better historical performance record than does the Capital Opportunities Series. In addition, it is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by the Separate Accounts, as shareholders of the Capital Opportunities Series, the Capital Opportunities Series, or by the Contract Holders as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see "Background and Reasons for the Proposed Reorganization" below.

4.  How do the investment objectives, principal investment strategies, policies and restrictions of the two Series compare and differ?

The investment objective of each Series is identical. Each Series' investment objective may be changed without shareholder approval, although no change is currently anticipated.

The principal investment strategies of the two funds are similar. The Capital Opportunities Series seeks to achieve its objective by investing, under normal market conditions, the Series' assets primarily in equity securities. The Core Equity Series seeks to achieve its objective by investing, under normal market conditions, at least 80% of the Series' net assets in equity securities.

Neither Series is constrained to any particular investment style. Both Series may invest the Series' assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Each Series may invest in companies of any size. Each Series may invest in foreign securities. Each Series may invest in derivatives.

MFS uses a bottom-up investment approach in buying and selling investments for both Series. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions. For each Series, factors considered may include earnings, price, cash flows, growth potential, and management ability. Quantitative analysis of these and other factors may also be considered.

The Capital Opportunities Series has portfolio managers who select investments for the Series. For the Core Equity Series, a team of research analysts selects investments for the Series. MFS allocates the Series' assets to analysts by broad market industries.

In addition to the Series' principal investment strategies referred to above, the Series may engage in a number of other investment techniques and practices. The table on the next page summarizes both the principal and non-principal investment techniques and practices that each Series can employ. The principal investment techniques and practices employed by each Series, together with their risks, are described in the Prospectus.

Because of the similarities discussed above, there is a significant amount of overlap between the portfolios of each Series. It is anticipated that a portion of the portfolio securities received from the Capital Opportunities Series in the reorganization will subsequently be sold by the Core Equity Series. Shareholders of the combined Series will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning, which are estimated to be approximately 1 to 36 basis points of the combined Series' average net assets. These transactions may also generate taxable gains for shareholders.

5.  How do the management fees and other expenses of the two Series compare, and what are they estimated to be following the reorganization?

The tables below shows the Series' contractual management fee rates, any applicable management fee waivers or reductions, the Series' effective management fee rates and annual operating expenses.

Management Fees. As set forth in the table below, MFS has agreed in writing to reduce its management fee for the Core Equity Series to 0.60% on average daily net assets in excess of $2.5 billion. This written agreement will remain in effect until August 31, 2007. Each Series currently pays the same effective management fee rate, although the Capital Opportunities Series has a lower breakpoint in contractual management fee than the Core Equity Series, as shown below. The pro forma combined fee would not be impacted by either breakpoint.

Capital Opportunities Series
Contractual Management Fee Rate	Management Fee Waived and/or Reduced to:	Effective Management Fee Rate (for fiscal year ended December 31, 2006):
0.75% on first $300 million of average daily net assets; and 0.675% on average daily net assets in excess of $300 million	None	0.75% of average daily net assets

Core Equity Series
Contractual Management Fee Rate	Management Fee Waived and/or Reduced to:	Effective Management Fee Rate (for fiscal year ended December 31, 2006):
0.75% on first $1 billion of average daily net assets; and 0.65% on average daily net assets in excess of $1 billion	0.60% on average daily net assets in excess of $2.5 billion (until August 31, 2007)	0.75% of average daily net assets

Sales Charges and Rule 12b-1 Fees. Neither Series imposes an initial sales charge on the purchase of Initial Class or Service Class shares or a contingent deferred sales charge upon redemption of Initial Class or Service Class shares. Both Series have adopted distribution plans under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") for their Service Class shares. The distribution fee payable pursuant to the Rule 12b-1 distribution plan is the same for each Series' Service Class Shares (0.25% annually). Initial Class shares of each Series have not adopted a Rule 12b-1 distribution plan and do not incur Rule 12b-1 distribution fees.

Other Expenses, Total Annual Series Expenses and Net Annual Series Expenses. As shown in greater detail in the tables below, the Core Equity Series' "Other Expenses" and "Total Annual Series Operating Expenses" for each class of shares were higher than the Capital Opportunities Series' "Other Expenses" and "Total Annual Series Operating Expenses" respectively, for the corresponding class of shares as of each Series' most recent fiscal year end. It is estimated, however, that the expenses of each class of shares of the combined series will be lower than the expenses of the corresponding class of shares of the Capital Opportunities Series. In addition, upon consummation of the reorganization, MFS has agreed in writing to assume and bear the combined Series' expenses until June 30, 2010 such that "Total Annual Series Operating Expenses" of the combined Series will not exceed 0.85% and 1.10% of the average daily net assets of Initial Class and Service Class shares, respectively.

The following table summarizes the expenses that each Series incurred in the annual period ended December 31, 2006, and estimates of pro forma expenses of the Core Equity Series after giving effect to the reorganization (assuming that the reorganization occurred at the beginning of the year ended December 31, 2006). The tables below do not reflect any Contract or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

Annual Series Operating Expenses(1)
  (Expenses that are deducted from Series assets as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)	Total Annual Series Operating Expenses(4)
Capital Opportunities Series
Initial Class	0.75%	None	0.11%	0.86%
Service Class	0.75%	0.25%	0.11%	1.11%
Core Equity Series
Initial Class	0.75%	None	0.16%	0.91%
Service Class	0.75%	0.25%	0.16%	1.16%
Core Equity Series (Pro forma combined)(5)
Initial Class	0.75%	None	0.10%	0.85%
Service Class	0.75%	0.25%	0.10%	1.10%

1)  Expenses are computed for each Series as of December 31, 2006, the end of each Series' most recent fiscal year.

2)  Each Series has a distribution plan for Service Class shares under Rule 12b-1 that permits the Series to pay marketing and other fees to support the sale and distribution of Service Class shares. These fees are referred to as "distribution fees."

3)  Each Series has an expense offset arrangement that reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Series Operating Expenses" for the Capital Opportunities Series' Initial Class and Service Class shares would have been lower.

4)  Upon consummation of the reorganization, MFS has agreed in writing to assume and bear the combined Series' expenses until June 30, 2010 such that "Total Annual Series Operating Expenses" will not exceed 0.85% and 1.10% of average daily net assets for Initial Class and Service Class shares, respectively.

5)  Assumes that the reorganization occurred at the beginning of the year ended December 31, 2006.

The above table is provided to help you understand the expenses of investing in the Series, including pro forma expenses of the Core Equity Series after giving effect to the reorganization, and your share of the operating expenses that each Series incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in each Series. However, the examples make certain assumptions. They assume that you invest $10,000 in a Series for the time periods shown, regardless of whether or not you redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested. They also assume that the Series' operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. These examples do not take into account the fees and expenses imposed under the Contracts through which an investment in a Series is made.

	1 Year	3 Years	5 Years	10 Years/ Inception
Capital Opportunities
Initial Class	$88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352
Core Equity
Initial Class	$93	$290	$504	$1,120
Service Class	$118	$368	$638	$1,409
Core Equity (Pro Forma Combined)
Initial Class	$87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340

6.  How has the Core Equity Series performed?

The following information provides some indication of the risks of investing in the Series, by showing changes in the Series' performance from year to year, and by showing how the Funds' average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

As shown in the tables below, Initial Class shares of the Core Equity Series outperformed Initial Class shares of the Capital Opportunities Series five out of the previous nine calendar years,

and each class of the Core Equity Series outperformed the corresponding class of the Capital Opportunities Series for the 5 year period ended December 31, 2006. The performance results do not reflect any Separate Account and Contract fees and expenses, which would reduce the performance results.

Annual Total Return* (Total Investment Return at NAV)

Initial Class Shares
	Year ended December 31,
	2006	2005	2004^	2003	2002
Capital Opportunities Series	14.32%	1.64%	12.80%	28.30%	(30.41)%
Core Equity Series	13.74%	6.56%	14.63%	27.86%	(21.40)%
	2001	2000	1999	1998	1997
Capital Opportunities Series	(24.93)%	(4.88)%	47.65%	26.97%	27.57%
Core Equity Series	(10.91)%	3.09%	8.21%	22.13%	NA

*  The performance information in the table above reflects reinvestment of dividends and other earnings. The average annual total returns for the Service Class shares of each Series would have been lower than the returns for Initial Class shares because the Service Class shares have higher total annual expense ratios. The Series' total returns for the three-month period ended March 31, 2007 were 2.76% for the Capital Opportunities Series and 2.57% for the Core Equity Series. During the periods shown in the table, the highest quarterly returns for the Core Equity Series and the Capital Opportunities Series were 18.92% (for the calendar quarter ended December 31, 1998), and 28.26% (for the calendar quarter ended December 31, 1999), respectively, and the lowest quarterly returns were (15.83)% (for the calendar quarter ended September 30, 2002), and (28.17)% (for the calendar quarter ended September 30, 2001), respectively.

^  Each Series' 2004 total return included proceeds received by the Series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with Series' sales. Excluding the effect of these payments, the Series' 2004 annual return would have been lower (see each Series' Financial Highlights in the Prospectus dated May 1, 2006 for more information).

Average Annual Total Returns(1) as of December 31, 2006

	1 Year	5 Years	10 Years/ Life(2)
Capital Opportunities Series
Initial Class Shares	14.32%	3.19%	7.17%
Service Class Shares	14.02%	2.93%	7.02%
Benchmark Comparisons
Standard & Poor's 500 Stock Index†**	15.79%	6.19%	8.42%
Core Equity Series
Initial Class Shares	13.74%	6.90%	6.70%
Service Class Shares	13.44%	6.64%	6.55%

	1 Year	5 Years	10 Years/ Life(2)
Benchmark Comparisons
Russell 3000 Index†**	15.72%	7.17%	7.93%

(1)  The performance information in the table above reflects reinvestment of dividends and other earnings.

(2)  For the Core Equity Series, "Life" performance figures are for the period from the commencement of the Series' investment operations on May 12, 1997, through December 31, 2006. For the Capital Opportunities Series, performance figures are for the 10-year period ended December 31, 2006.

†  Source: FactSet Research Systems Inc.

**  The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market. The Russell 3000 Index measures the U.S. stock market.

Of course, the Series' past performance is not an indication of future performance. To review information regarding the Core Equity Series in more detail, please refer to the Annual Report and Prospectus, each of which is enclosed.

7.  What are the differences in portfolio turnover rates of the two Series?

Portfolio turnover is a measure of how frequently a Series trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Series' performance. During its most recently completed fiscal year, the Capital Opportunities Series had a portfolio turnover rate of 84% and the Core Equity Series had a portfolio turnover rate of 122%. As previously mentioned, if the reorganization is approved it is anticipated that the Core Equity Series will sell a portion of the portfolio securities received from the Capital Opportunities Series which may increase the portfolio turnover rate for that period.

8.  Who manages the Core Equity Series?

MFS is the investment adviser for each Series. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006.

The Core Equity Series is managed by a team of investment research analysts. MFS allocates the Series' assets to analysts by broad market industries. The analysts are overseen by Katrina A. Mead, an MFS Vice President. Ms. Mead has been employed in the investment management area of MFS since 1997.

9.  How will the reorganization happen?

If the reorganization is approved, your Capital Opportunities Series shares will be effectively exchanged for that number of Core Equity Series shares equal in total net asset value to the net value of assets of the Capital Opportunities Series transferred to the Core Equity Series, as of the close of trading on or about June 22, 2007. This exchange will not affect the total dollar value of your investment.

10.  Will the reorganization have tax consequences?

The reorganization itself is expected to be a tax-free event for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Separate Accounts as shareholders of the Capital Opportunities Series or by the Capital Opportunities Series as a direct result of the reorganization and a Separate Account, as a shareholder of the Capital Opportunities Series, will have an aggregate tax basis in the Core Equity Series shares it receives in connection with the reorganization that is the same as its aggregate tax basis in its Capital Opportunities Series shares. That said, because the reorganization will cause the Capital Opportunities Series' tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Series to the Separate Accounts as shareholders of the Series. In particular, the Capital Opportunities Series will recognize net gains or losses on the sales of any securities, net of any available capital loss carryforwards, in the short period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to the Separate Accounts, as shareholders of the Capital Opportunities Series. Also, to the extent that the Capital Opportunities Series holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities. Contract Holders should consult with their own tax advisers concerning any possible state tax consequences of the reorganization.

At any time prior to the consummation of the reorganization, the Separate Accounts, as shareholders of the Capital Opportunities Series, may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see "Federal Income Tax Consequences" below.

11.  Will my dividend be affected by the reorganization?

Currently, the Capital Opportunities Series pays substantially all of its net income (including any realized net capital gains) to shareholders as dividends at least annually. After the reorganization, you will continue to receive distributions of any net investment income (including any realized net capital gains) annually. Your distributions will continue to be reinvested. Of course, the amount of these distributions will reflect the investment performance of the Core Equity Series.

12.  What Core Equity Series shares will shareholders of the Capital Opportunities Series receive if the reorganization occurs?

Shareholders holding Initial Class and Service Class shares of the Capital Opportunities Series will receive Initial Class and Service Class shares, respectively, of the Core Equity Series in accordance with their percentage ownership of shares of the Capital Opportunities Series. Each Series is a series of MFS/Sun Life Series Trust, a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a "Massachusetts business trust") and is governed by the Trust's Amended and Restated Declaration of Trust (the "Declaration of Trust") and by-laws, as amended and restated. Shareholders of the Capital Opportunities Series will have substantially similar rights they currently have as shareholders of the Capital Opportunities Series when they become shareholders of the Core Equity Series.

13.  Do the procedures for purchasing, redeeming and exchanging shares of the two Series differ?

No. The procedures for purchasing and redeeming shares of each Series, and for exchanging shares of each Series for shares of other series of the Trust, are identical. All purchases, redemptions and exchanges are made through Separate Accounts, which are the record owners of shares.

Both Series currently offer Initial Class and Service Class shares. Shares of each Series are sold at prices based on net asset value, depending on the class and number of shares purchased. Reinvestment of distributions by the Series are made at net asset value for each class of shares.

Consult your Contract documents for additional purchase, exchange and redemption information.

14.  How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed. If the reorganization is not approved, the Capital Opportunities Series will continue to be managed as a separate Series in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.  Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Core Equity Series you receive will equal the total value of the shares of the Capital Opportunities Series that you hold at the time of the reorganization. Even though the net asset value per share of each Series is different, the total value of a shareholder's holdings in the Series will not change as a result of the reorganization. Likewise, the total value of the Contract Holders' interest will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Core Equity Series, and how do they compare with those for the Capital Opportunities Series?

Because the Series share the same investment objective and similar investment policies, the risks of an investment in the Core Equity Series are similar to the risks of an investment in the Capital Opportunities Series. Each Series has experienced a similar risk profile over the last five years. For example, as of December 31, 2006, the five-year standard deviation was 11.91% for the Core Equity Series versus 14.55% for the Capital Opportunities Series (a higher percentage for standard deviation reflects a higher risk profile).

Each Series is principally subject to the risks described below:

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. In the short term, prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stock of growth companies can react differently from the stock of value companies, and the stock of large cap companies can react differently from the stock of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic effect on stock markets.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

Foreign Risk: Investments in securities of foreign companies, securities or companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country's economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

Other Investments. In addition to the Series' main investment strategies described above, each Series also may buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Series are summarized above. The non-principal investment techniques in which the Series may engage are described, together with their risks, in the Series' Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Series.

An investment in a Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Capital Opportunities Series into the Core Equity Series and the solicitation of proxies by and on behalf of the Trustees for use at the Shareholder Meeting ("Meeting"). The Meeting is to be held on June 7, 2007, at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy or voting instruction card are being provided to shareholders and mailed to Contract Holders on or about April 16, 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Capital Opportunities Series' Assistant Secretary at the principal office of the Capital Opportunities Series, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Capital Opportunities Series. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if not specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Capital Opportunities Series as described below.

As of April 2, 2007 there were 11,658,877.710 shares of beneficial interest of the Capital Opportunities Series outstanding. Only shareholders or persons with a voting interest as of the close of business on April 2, 2007 will be entitled to notice of and to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF THE PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Capital Opportunities Series are being asked to approve or disapprove a reorganization between the Capital Opportunities Series and the Core Equity Series pursuant to a Plan of Reorganization on behalf of the Series (the "Plan"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Capital Opportunities Series to the Core Equity Series in exchange for that number of full and fractional Initial Class and Service Class shares of the Core Equity Series (the "Reorganization Shares"), equal in total net asset value to the net value of assets transferred to the Core Equity Series, all as more fully described below under "Information About the Reorganization."

After receipt of the Reorganization Shares, the Capital Opportunities Series will distribute the Initial Class Reorganization Shares to its Initial Class Shareholders and the Service Class Reorganization Shares to its Service Class Shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Capital Opportunities Series, and the legal existence of the Capital Opportunities Series as a separate series of the Trust will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Capital Opportunities Series will receive the number of full and fractional Initial Class and/or Service Class Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Capital Opportunities Series shares of the same class.

On or prior to the Exchange Date (as defined below), the Capital Opportunities Series will declare and pay a distribution to shareholders which, together with all previous distributions,

will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Capital Opportunities Series have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Capital Opportunities Series. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Core Equity Series.

In the event that this proposal is not approved by the shareholders of the Capital Opportunities Series, the Capital Opportunities Series will continue to be managed as a separate Series in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Board of Trustees, including all Trustees who are not "interested persons" of the Series, have determined that the reorganization would be in the best interests of each Series, and that the interests of existing shareholders of each Series would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Capital Opportunities Series.

As discussed above, the Core Equity Series and the Capital Opportunities Series have the same investment objective, each seeking capital appreciation.

In light of the similarity of the Series, MFS advised the Board of Trustees that it believes that combining the Series would be in the best interests of shareholders of both Series. The Board of Trustees believes that the proposed reorganization will be advantageous to the Capital Opportunities Series' shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

1.  The Series have an identical investment objective and substantially similar strategies and restrictions as described above;

2.  The relative risks of investing in the Series are substantially similar as described above;

3.  The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies and will create a larger combined Series with the potential for greater prospects for asset growth;

4.  The pro forma total expense ratio for shares (following the reorganization) of the Core Equity Series is estimated to be 0.01% lower than the corresponding shares of the Capital

Opportunities Series, based on expenses incurred for the annual period ended December 31, 2006; further, MFS has agreed in writing to assume and bear expenses such that the combined Series' total expense ratio will not exceed 0.85% and 1.10% of average daily net assets for Initial Class and Service Class shares, respectively, until June 30, 2010.

5.  The effective management fee paid to MFS by each Series is equal; however, each Series has different management fee breakpoint levels and rates;

6.  The respective liabilities of each Series, including those described in each Series' Statement of Assets and Liabilities;

7.  The relative sizes of the Series, and the possibility that the increased size of the combined Series could, over time, provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

8.  Although past performance is not an indication of future results, the Core Equity Series generally has a better overall historical performance record than the Capital Opportunities Series;

9.  The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Capital Opportunities Series or its shareholders for federal income tax purposes as a result of the transaction;

10.  The fact that the Core Equity Series is managed by the same investment adviser who currently manages the Capital Opportunities Series;

11.  The fact that the shares of the Capital Opportunities Series have a structure that is substantially similar to that of the corresponding shares of the Core Equity Series, including identical Rule 12b-1 fees;

12.  The compatibility of the Series' shareholder service features, such as the procedures for purchasing, exchanging and redeeming shares;

13.  The estimated costs that will be borne directly or indirectly by each Series and by MFS in connection with the reorganization;

14.  The fact that the combined Series' ability to use the Capital Opportunity Series' pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to certain limitations under the federal income tax laws;

15.  The potential alternatives to the reorganization, including liquidation of the Capital Opportunities Series through the sale of the Series' portfolio securities and distribution of the cash to its shareholders;

16.  The reorganization will not result in dilution of the interests of shareholders of either Series; and

17.  The extent to which the portfolio composition of the Capital Opportunities Series must be repositioned.

The Board of Trustees of the Core Equity Series considered that the reorganization presents an opportunity for the Core Equity Series to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Core Equity Series would incur as a result of the reorganization were reasonable in relation to the benefits the Core Equity Series would realize as a result of the transaction. In addition, the Trustees considered that shareholders of the Core Equity Series are expected to benefit from a decrease (estimated to be 0.06%) in the combined fund's expenses following the reorganization, as well as provide shareholders with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see "Synopsis, question 5" for a discussion of expenses). The Trustees also believe that the Core Equity Series shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings. The Board of Trustees believes that the potential shareholder benefits outweigh the benefits that MFS may receive as a result of the reorganization, and that certain benefits to MFS may result in increased efficiencies for the Series, as the reorganization may allow MFS to better focus its resources on the combined Series.

Based on its review and the advice and recommendations of MFS, the Board of Trustees has unanimously approved the proposal.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization (the "Plan"). The Plan provides that the Core Equity Series will acquire the assets and liabilities of the Capital Opportunities Series in exchange for the Core Equity Series' issuance of Initial Class and Service Class Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on June 22, 2007 (or such other date as may be agreed upon by the parties) following the time as of which the Series' shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the "Exchange Date"). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Capital Opportunities Series will sell its assets to the Core Equity Series, and in exchange, the Core Equity Series will assume all liabilities of the Capital Opportunities Series and deliver to the Capital Opportunities Series (i) a number of full and fractional Initial Class Reorganization Shares having an aggregate net asset value equal to the value of assets of the Capital Opportunities Series attributable to its Initial Class shares, less the value of the liabilities of the Capital Opportunities Series assumed by the Core Equity Series attributable to such Initial Class shares; and (ii) a number of full and fractional Service Class Reorganization Shares having a net asset value equal to the value of assets of the Capital Opportunities Series attributable to its Service Class shares, less the value of the liabilities of the Capital Opportunities Series assumed by the Core Equity Series attributable to such Service Class shares.

On or as soon after the Exchange Date as is conveniently practicable, the Capital Opportunities Series will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Capital Opportunities Series, the full and fractional

Reorganization Shares received by the Capital Opportunities Series, with Initial Class Reorganization Shares being distributed to holders of Initial Class shares of the Capital Opportunities Series, and Service Class Reorganization Shares being distributed to holders of Service Class shares of the Capital Opportunities Series. As a result of the proposed transaction, each holder of Initial Class and Service Class shares of the Capital Opportunities Series will receive a number of Initial Class and Service Class Reorganization Shares equal in aggregate net asset value at the Exchange Date to the net asset value of the Initial Class and Service Class shares, respectively, held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Core Equity Series in the name of such Capital Opportunities Series shareholders, each account representing the respective number of full and fractional Initial Class and Service Class Reorganization Shares due such shareholder.

The Trustees have determined that the interests of each Series' shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Series.

The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, by the mutual consent of the Capital Opportunities Series and the Core Equity Series. In addition, either Series may at its option terminate the Plan unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Plan expressed to be precedent to the obligations of the terminating Series has not been fulfilled (or waived by the terminating Series) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $107,380, including legal, accounting and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan. These expenses will be borne by MFS. Any portfolio repositioning costs in connection with the reorganization will be borne by the combined Series subsequent to the reorganization.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Capital Opportunities Series' shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Initial Class and Service Class shares of the Core Equity Series. The Capital Opportunities Series' shareholders receiving Reorganization Shares in the reorganization will not pay a sales charge on such shares. Service Class shares of the Core Equity Series are subject to a Rule 12b-1 fee at the annual rate of up to 0.25% of the Series' average daily net assets attributable to Service Class shares. Initial Class shares do not incur 12b-1 fees.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Declaration of Trust, of which the Core Equity Series is a series, permits the Series to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Core Equity Series' shares are currently divided into two classes — Initial Class and Service Class shares.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Core Equity Series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Core Equity Series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Core Equity Series or its Trustees. The Declaration of Trust provides for indemnification out of Series property for all loss and expense of any shareholder held personally liable for the obligations of the Core Equity Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Core Equity Series would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Capital Opportunities Series are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Series' obligation to consummate the reorganization, each Series will receive an opinion from Ropes & Gray LLP, counsel to the Series (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

(a)  the reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Core Equity Series and the Capital Opportunities Series will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  under Section 361 of the Code, no gain or loss will be recognized by the Capital Opportunities Series upon the transfer of its assets to the Core Equity Series in exchange for Reorganization Shares and the assumption by the Core Equity Series of the Capital Opportunities Series' liabilities, or upon the distribution of the Reorganization Shares by the Capital Opportunities Series to the Separate Accounts as its shareholders in liquidation;

(c)  under Section 354 of the Code, no gain or loss will be recognized by the Separate Accounts as shareholders of the Capital Opportunities Series on the distribution of Reorganization Shares to them in exchange for their shares of the Capital Opportunities Series;

(d)  under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Separate Accounts, as the Capital Opportunities Series' shareholders, receive in exchange for their Capital Opportunities Series shares will be the same as the aggregate tax basis of the Capital Opportunities Series shares exchanged therefor;

(e)  under Section 1223(1) of the Code, the holding period of each Separate Account as a Capital Opportunities Series' shareholder, for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Capital Opportunities Series shares exchanged for the Reorganization Shares, provided that it held the Capital Opportunities Series shares as a capital asset;

(f)  under Section 1032 of the Code, no gain or loss will be recognized by the Core Equity Series upon receipt of the assets transferred to the Core Equity Series pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Core Equity Series of the liabilities of the Capital Opportunities Series;

(g)  under Section 362(b) of the Code, the Core Equity Series' tax basis in the assets that the Core Equity Series receives from the Capital Opportunities Series will be the same as the Capital Opportunities Series' tax basis in such assets immediately prior to such exchange;

(h)  under Section 1223(2) of the Code, the Core Equity Series' holding periods in such assets will include the Capital Opportunities Series' holding periods in such assets; and

(i)  under Section 381 of the Code, the Core Equity Series will succeed to the capital loss carryovers of the Capital Opportunities Series, if any, but the use by the Core Equity Series of any such capital loss carryovers (and of capital loss carryovers of the Core Equity Series) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of MFS/Sun Life Series Trust, on behalf of each of the Capital Opportunities Series and the Core Equity Series, and will also be based on customary assumptions. Notwithstanding the above, Ropes & Gray LLP will express no view with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Series has agreed to make and provide additional representations to tax counsel with respect to each Series that are reasonably requested by tax counsel. A Series may not waive in any material respect the receipt of the tax opinions as a condition to the confirmation and to the reorganization.

Prior to the Exchange Date, the Capital Opportunities Series will declare a distribution to the Separate Accounts, as Capital Opportunities Series shareholders, which together with all previous distributions, will have the effect of distribution to the Separate Accounts, as Capital Opportunities Series shareholders, all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any Separate Account, as Capital Opportunities Series shareholder. The Separate Accounts, as Capital Opportunities Series shareholders, are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization. The following table shows the capitalization of the Series as of December 31, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Capital Opportunities Series	Core Equity Series	Pro Forma Adjustments		Pro Forma Combined Series
Net assets
Initial Class	$170,397,997	$80,023,561	—		$250,421,558
Service Class	$16,433,252	$12,674,567	—		$29,107,819
Shares outstanding
Initial Class	11,190,861	4,671,443	9,947,344	(a)	14,618,787
Service Class	1,083,687	743,532	963,827	(a)	1,707,359
Net asset value per share
Initial Class	$15.23	$17.13	—		$17.13
Service Class	$15.16	$17.05	—		$17.05

(a)  If the reorganization had taken place on December 31, 2006, the Capital Opportunities Series would have received 9,947,344 and 963,827 shares for the Initial Class and the Service Class, respectively, of the Core Equity Series, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Capital Opportunities Series will receive on the Exchange Date. The foregoing is merely an example of what the Capital Opportunities Series would have received and distributed had the reorganization been consummated on December 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial statements of the Series as of December 31, 2006 and for the twelve-month period then ended are included in the Statement of Additional Information relating to this Prospectus/Proxy Statement and the proposed reorganization. Because the Plan provides that the Core Equity Series will be the surviving Series following the reorganization and because the Core Equity Series' investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Capital Opportunities Series to the Core Equity Series as contemplated by the Plan.

The Trustees of the Capital Opportunities Series, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote. The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Capital Opportunities Series entitled to vote. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy, or (b) more than 50% of the power of the outstanding voting securities.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Capital Opportunities Series at the close of business on April 2, 2007 (the "record date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Capital Opportunities Series outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies are the sole stockholders of the Capital Opportunities Series, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Series.

Contract Holders are being asked to give their voting instructions on the proposal discussed in this Prospectus/Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Prospectus/Proxy Statement. Contract Holders are eligible to provide voting instructions for use at the Meeting if, at the close of business on April 2, 2007, they owned a Contract and some or all of the value of the Contract was allocated for investment in the Capital Opportunities Series. The Companies, which are the record shareholders of the Capital Opportunities Series, will vote the Series' shares attributable to a Contract Holder's Contract in accordance with the voting instructions a Contract Holder provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted "for" the proposal described in this Prospectus/Proxy Statement. The Companies will vote the shares attributable to Contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the Separate Accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote the Capital Opportunities Series' shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions, a small number of Contract Holders may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Capital Opportunities Series as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

Each Company may be deemed to be a control person of each Series by virtue of record ownership of substantially all of the Series' shares through its Separate Accounts as of the record date. As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Capital Opportunities Series. To the best of the knowledge of the Capital Opportunities Series, no Contract Holders owned beneficially 5% or more of any of the classes of the Capital Opportunities Series' outstanding shares as of the record date.

The votes of the shareholders of the Core Equity Series are not being solicited, because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding shares of the Core

Equity Series. To the best of the knowledge of the Core Equity Series, no Contract Holders owned beneficially 5% or more of the outstanding shares of the Core Equity Series as of the record date.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card or voting instruction form on or about April 16, 2007. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of Sun Life Assurance Company of Canada (U.S.) and its affiliates may solicit voting instructions in person or by telephone. The Capital Opportunities Series may also arrange to have votes and voting instructions recorded by telephone or the Internet. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from Contract Holders.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Capital Opportunities Series or by properly executing a later-dated proxy or voting instruction card or by attending the Meeting and voting in person, or, in the case of Contract Holders providing voting instructions to the Companies at the Meeting.

Shareholder Proposals. The Capital Opportunities Series does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Series at the next meeting of shareholders should send the proposal to the Capital Opportunities Series, Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Capital Opportunities Series pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

The financial statements of the Capital Opportunities Series and the Core Equity Series for the fiscal year ended December 31, 2006 have been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, and have been incorporated by reference into the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Capital Opportunities Series and the Core Equity Series are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC's Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Capital Opportunities Series knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment

Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Capital Opportunities Series, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 17, 2007

CAPITAL OPPORTUNITIES SERIES, a series of
MFS/SUN LIFE SERIES TRUST
500 Boylston Street
Boston, MA 02116

[This Page Intentionally Left Blank]

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made this [ ] day of [ ], 2007, by MFS/Sun Life Series Trust, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the "Trust"), on behalf of MFS/Sun Life Capital Opportunities Series (the "Acquired Series") and MFS/Sun Life Core Equity Series (the "Surviving Series"), each a segregated portfolio of assets ("series") thereof. Each of the Acquired Series and the Surviving Series are also referred to herein as a "Series" and, together, as the "Series."

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Series to the Surviving Series in exchange solely for the assumption by the Surviving Series of the Liabilities (as defined herein) of the Acquired Series and the issuance to the Acquired Series of shares of beneficial interest, no par value ("shares"), in the Surviving Series (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Series in liquidation of the Acquired Series as provided herein and (3) the termination of the Acquired Series, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the "Reorganization").

All representations, warranties, covenants and obligations of the Surviving Series and the Acquired Series contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust, acting on behalf of the Acquired Series and the Surviving Series, respectively, and all rights and benefits created hereunder in favor of the Surviving Series and the Acquired Series shall inure to, and shall be enforceable by, the Trust, acting on behalf of the Acquired Series and the Surviving Series, respectively.

The Acquired Series' shares all are held by certain separate accounts established by Sun Life Assurance Company Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, the "Insurance Companies") to fund variable annuity and life insurance contracts and certain other types of insurance contracts (collectively, the "Separate Accounts"), and the Surviving Series' shares also all are held by separate accounts established by the Insurance Companies to serve the same purpose. Under applicable law, the assets of all such accounts (i.e., the Series' shares) are the property of the Insurance Companies (which are the owners of record of all those shares) and are held for the benefit of the holders of such contracts.

The Acquired Series' shares are divided into two classes, designated Initial Class and Service Class shares (the "Initial Class Acquired Series Shares" and the "Service Class Acquired Series Shares," respectively, and together, the "Acquired Series Shares"). The Surviving Series' shares also are divided into two classes (the "Surviving Series Shares"), designated Initial Class and Service Class shares (the "Initial Class Reorganization Shares" and the "Service Class Reorganization Shares," respectively, and, together, the "Reorganization Shares"). Each class of Acquired Series Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Series' Initial Class and Service Class shares correspond to the Surviving Series' Initial Class and Service Class shares, respectively.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization

1.1 The Acquired Series will transfer to the Surviving Series all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Series' Treasurer or Assistant Treasurer and delivered by the Acquired Series to the Surviving Series pursuant to paragraph 5.6 hereof (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Series of all of the liabilities of the Acquired Series as set forth in the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Series to the Acquired Series, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Series shareholders of record determined as of the Valuation Time (the "Acquired Series Shareholders"), for the pro rata benefit of their respective Separate Account holders determined as of the Valuation Time, of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

1.2 The Acquired Series has provided the Surviving Series with a list of the current securities holdings and other assets of the Acquired Series as of the date of execution of this Plan. The Acquired Series reserves the right to sell any of these securities or other assets prior to the Closing, in the normal course of business.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Series will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Series Shareholders, for the pro rata benefit of their respective Separate Account holders, in actual or constructive exchange for their Acquired Series Shares in complete liquidation of the Acquired Series. Such distribution will be accomplished by the transfer of the Initial Class and Service Class Reorganization Shares then credited to the account of the Acquired Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Acquired Series Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Initial Class and Service Class Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Series Shareholder of Initial Class and Service Class Acquired Series Shares shall be credited with the respective pro rata number of Initial Class and Service Class (as applicable) Reorganization Shares due that shareholder). The Surviving Series will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Series shall use reasonable efforts to ensure that Acquired Series Shareholders holding certificates representing their ownership of Acquired Series Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Series may require (collectively, an "Affidavit"), to the Acquired Series prior to the Closing Date. Any Acquired Series Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Series Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Series subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Series Shares on the books of the Acquired Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Series shall be terminated promptly following the Liquidation Date.

2.  Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the "Valuation Time"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Series, using the valuation procedures set forth in the Trust's Amended and Restated Declaration of Trust ("the Declaration of Trust") or Master Amended and Restated By-Laws (the "By-Laws") and the Surviving Series' then-current prospectus and statement of additional information (collectively, the "Surviving Series Valuation Procedures"), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Series, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-Laws and the Acquired Series' then-current prospectus and statement of additional information (collectively, the "Acquired Series Valuation Procedures"). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Series' net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Series Valuation Procedures or Acquired Series Valuation Procedures with respect to a portfolio security or other asset of either Series shall be made in accordance with the applicable Series' Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Series shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Initial Class Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Series Value") attributable to the Initial Class Acquired Series Shares by the net asset value per share of an Initial Class Reorganization Share (computed as set forth in such paragraph), and (b) the number of Service Class Reorganization Shares shall be determined by dividing the Acquired Series Value attributable to the Service Class Acquired Series Shares by the net asset value per share of a Service Class Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Series and the Acquired Series, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Series and the Acquired Series, as applicable, using the relevant Series' Valuation Procedures.

3.  Closing and Closing Date

3.1 The Closing Date shall be June 22, 2007 or such other date on or before September 30, 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Series to the Custodian for the account of the Surviving Series on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department's book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS/Sun Life Core Equity Series" or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2007, this Plan may be terminated by either Series upon the giving of written notice to the other.

3.4 The Acquired Series shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Series Shareholders and the number of outstanding Acquired Series Shares owned by each such shareholder, all as of the close of business on the Closing Date (the "Shareholder List"). The Surviving Series shall issue and deliver to the Acquired Series a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Series that such Reorganization Shares have been credited to the Acquired Series' account on the books of the Surviving Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  Representations and Warranties

4.1 The Acquired Series represents and warrants to the Surviving Series, as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Series, to carry out its obligations under this Plan. Neither the Trust nor the Acquired Series is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Series. The Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the Trust and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect; and the Acquired Series is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Series is a party or by which the Trust or the Acquired Series is bound;

(d) The Acquired Series has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Series' obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Series (or the Surviving Series);

(e) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Series, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Series, threatened against the Trust or the Acquired Series or any of its properties or assets. Neither the Trust nor the Acquired Series know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Series as of December 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2006 and December 31, 2005 (copies of which have been furnished to the Surviving Series) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Series as of December 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Series as of the respective dates thereof not disclosed therein;

(g) Since December 31, 2006, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Series. For the purposes of this subparagraph (g), a decline in net asset value per Acquired Series Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Series, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h) As of the Closing Date, the Acquired Series will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Series by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Series has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Series. All tax liabilities of the Acquired Series have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Series has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Series has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to its Acquired Series for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2007 and ending on the Closing Date;

The Acquired Series will declare to the Acquired Series shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Series shareholders (a) all of the excess of (i) the Acquired Series' investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Series' deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Series' investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Series' net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Series as a "regulated investment company" for tax purposes and to eliminate fund-level tax;

(j) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight series and, with respect to the Acquired Series, into two classes at the date hereof. All issued and outstanding Acquired Series Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Series' current prospectus and statement of additional information). All of the issued and outstanding Acquired Series Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Series Shares, nor is there outstanding any security convertible into any Acquired Series Shares;

(k) Except as previously disclosed to the Trust, at the Closing Date the Acquired Series will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Series will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Series (with the exception of the approval of this Plan by the Acquired Series' shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Series), and this Plan constitutes a valid and binding obligation of the Acquired Series enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished by the Acquired Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Series (the "Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Series for inclusion therein, as covered by the Trust's representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Series, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Series Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Series;

(q) The then current prospectus and statement of additional information of the Acquired Series, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Series incurred the Liabilities in the ordinary course of its business.

4.2 The Surviving Series represents and warrants to the Acquired Series as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan. Neither the Trust nor the Surviving Series is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Series. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Series is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust and By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Series, each dated May 1, 2006, as supplemented and updated from time to time (collectively, the "Surviving Series Prospectus"), and the Registration Statement (other than written information furnished by the Acquired Series for inclusion therein as covered by the Acquired Series' representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Series will have good and marketable title to its assets;

(e) The Trust is not, and the execution, delivery and performance of this Plan will not result, in violation of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Series is a party or by which the Trust or the Surviving Series is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Series, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Series, threatened against the Trust or the Surviving Series or any of its properties or assets. Neither the Trust nor the Surviving Series know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Surviving Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Series as of December 31, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2006 and December 31, 2005 (copies of which have been furnished to the Acquired Series) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Series as of December 31, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Series as of the respective dates thereof not disclosed therein;

(h) Since December 31, 2006, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For the purposes of this subparagraph (h), a decline in net asset value per Surviving Series Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Series, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Surviving Series, will have within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Surviving Series, and all such returns and reports were complete and accurate in all material respects. The Surviving Series, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Series. All tax liabilities of the Surviving Series have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Series has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Series has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Series for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2007 and ending on the Closing Date;

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into twenty-eight series and, with respect to the Surviving Series, into two classes at the date hereof. All issued and outstanding Surviving Series Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series' current prospectus and statement of additional information). The Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Series Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Series, and this Plan constitutes a valid and binding obligation of the Surviving Series enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Series pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Series Shares and will be fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series' current prospectus and statement of additional information);

(n) The information to be furnished by the Surviving Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) The Trust, on behalf of the Surviving Series, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Series after the Closing Date;

(p) All of the Surviving Series' issued and outstanding Surviving Series Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Series;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Series, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Series' assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5.  Covenants

5.1 Each Series will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 The Trust will call a meeting of shareholders of the Acquired Series (the "Meeting") to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4 The Trust will provide such information as the Surviving Series reasonably requests concerning the ownership of Acquired Series Shares, including the information specified in paragraph 3.4 hereof.

5.5 Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquired Series and the Surviving Series, will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 The Trust, on behalf of the Acquired Series, will furnish to the Surviving Series on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust, on behalf of the Acquired Series, or its designee will furnish to the Surviving Series, in such form as is reasonably satisfactory to the Surviving Series, a statement of the earnings and profits of the Acquired Series for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Series will succeed to and take into account as a result of Section 381 of the Code.

5.7 The Trust, on behalf of the Surviving Series, will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8 The Trust, on behalf of the Surviving Series, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.9 The Trust agrees to provide the Surviving Series with information applicable to the Acquired Series required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6.  Conditions Precedent to Obligations of the Trust on behalf of the Acquired Series

The obligations of the Trust, on behalf of the Acquired Series, to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Surviving Series, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust, on behalf of the Surviving Series, shall have delivered to the Acquired Series on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Series, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Series shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Series shall reasonably request; and

6.3 The Acquired Series shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the Surviving Series' investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Series, to the effect that:

(a) the Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Series is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Surviving Series and, assuming that the Surviving Series prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Series, is a valid and binding obligation of the Trust and the Surviving Series enforceable against the Trust and the Surviving Series in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Series on behalf of the Acquired Series Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Series (except as described in the Surviving Series' current prospectus and statement of additional information), and no shareholder of the Surviving Series has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-Laws;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Series is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Series is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Series of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Series, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Series existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by the Trust, on behalf of the Surviving Series, in writing to the Acquired Series, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Series or any of their properties or assets, and neither the Trust nor the Surviving Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Series and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Series, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Acquired Series, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Acquired Series, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Series may reasonably request.

7.  Conditions Precedent to Obligations of the Trust on behalf of the Surviving Series

The obligations of the Trust, on behalf of the Surviving Series, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Series, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquired Series, shall have delivered to the Surviving Series the Statement of Assets and Liabilities, together with a list of the Acquired Series' portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust, on behalf of the Acquired Series, shall have delivered to the Surviving Series on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Series and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Series, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Series shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Series shall reasonably request;

7.4 The Surviving Series shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Series' investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Series to the effect that:

(a) The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration

Statement. The Acquired Series is a separate series of the Trust duly constituted in accordance with the Declaration of Trust and By-Laws;

(b) this Plan has been duly authorized, executed and delivered by the Trust and, assuming that the Surviving Series prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Surviving Series, is a valid and binding obligation of the Trust and the Acquired Series enforceable against the Trust and the Acquired Series in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c) The Trust, on behalf of the Acquired Series, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Series will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Series;

(d) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Series is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Series is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust and the Acquired Series, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Series existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Series' registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Series are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Series' current prospectus and statement of additional information);

(i) to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by the Trust on behalf of the Acquired Series, in writing to the Surviving Series, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Series or any of the Acquired Series' properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Trust or the Acquired Series, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Trust or the Surviving Series, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, the Surviving Series, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Series may reasonably request.

7.5 The assets of the Acquired Series to be acquired by the Surviving Series will include no assets which the Surviving Series, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Surviving Series' prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.  Further Conditions Precedent to Obligations of the Trust on behalf of the Surviving Series and the Acquired Series

The obligations of the Trust, on behalf of the Acquired Series, hereunder are, at the option of the Surviving Series, and the obligations of the Trust, on behalf of the Surviving Series, hereunder are, at the option of the Acquired Series, each subject to the further conditions that on or before the Closing Date:

8.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Series Shares in accordance with the provisions of the Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Series;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Surviving Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Series, provided that either the Surviving Series or the Acquired Series may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Series shall have declared to Acquired Series shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Series shareholders (a) all of the excess of (i) the Acquired Series' investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Series' deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Series' investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Series' net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2006 and the short taxable year beginning on January 1, 2007 and ending on the Closing Date;

8.6 The Trust, on behalf of both the Acquired Series and the Surviving Series, shall have received an opinion of Ropes & Gray LLP ("Tax Counsel"), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Series and the Acquired Series each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Series upon the receipt of the Assets of the Acquired Series in exchange for Reorganization Shares and the assumption by the Surviving Series of the Liabilities of the Acquired Series;

(c) the basis in the hands of the Surviving Series of the Assets of the Acquired Series transferred to the Surviving Series in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Series immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Series in the hands of the Surviving Series will include the periods during which such Assets were held by the Acquired Series;

(e) no gain or loss will be recognized by the Acquired Series upon the transfer of the Acquired Series' Assets to the Surviving Series in exchange for the Reorganization Shares and the assumption by the Surviving Series of the Liabilities of the Acquired Series, or upon the distribution of the Reorganization Shares by the Acquired Series to its separate account shareholders in liquidation pursuant to this Plan;

(f) no gain or loss will be recognized by the separate accounts as Acquired Series Shareholders upon the exchange of their Acquired Series shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that a separate account, as an Acquired Series Shareholder, receives in connection with the Reorganization will be the same as the aggregate basis of its Acquired Series shares exchanged therefore;

(h) the holding period of each separate account as an Acquired Series Shareholder for its Reorganization Shares will be determined by including the period for which it held the Acquired Series shares exchanged therefore, provided that it held such Acquired Series shares as capital assets; and

(i) the Surviving Series will succeed to and take into account the items of the Acquired Series described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Series or any Acquired Series Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Series and the Acquired Series, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Series shall have determined, with respect to each Series, that the Reorganization is in the best interests of the Series and is not dilutive of the interests of the Series' existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9.  Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 The Surviving Series and the Acquired Series each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Plan in connection with the transactions provided for herein.

9.2 Each Series will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Series Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Series CDSC schedule and the methodology of aging such shares as set forth in the Surviving Series Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Series Shares, and the Reorganization Shares received by Acquired Series Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Series Shares.

9.4 The Trust agrees that it or its designee shall, on behalf of the Acquired Series, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Series required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Series as has been customarily provided by the Acquired Series, all with respect to the fiscal period commencing January 1, 2007 and ending on the Closing Date.

9.5 The Trust, on behalf of the Acquired Series, agrees that it or its designee shall deliver to the Surviving Series on the Closing Date or as soon thereafter as possible: (a) Acquired Series shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended December 31, 2005 and December 31, 2006, and the short taxable year commencing on January 1, 2007 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Series Shares issued since inception of the Acquired Series (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Series Shareholder, a record indicating the dollar amount of such shareholder's Acquired Series Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Series may reasonably request.

10.  Entire Agreement

The Surviving Series and the Acquired Series agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11.  Termination

11.1 This Plan may be terminated by the mutual agreement of the Surviving Series and the Acquired Series. In addition, either party may at its option terminate this Plan unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Surviving Series, or the Acquired Series, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12.  Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Series and the Surviving Series; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Series Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS /Sun Life Capital Opportunities Series or the MFS/Sun Life Core Equity Series (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14.  Miscellaneous

14.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Acquired Series acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Series' trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Series in accordance with its proportionate interest hereunder. The Acquired Series further acknowledges that the assets and liabilities of each series of the Surviving Series are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Series.

14.6 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Series acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Series' trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Series in accordance with its proportionate interest hereunder. The Surviving Series further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Series.

14.7 Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by a duly authorized officer thereof.

MFS/SUN LIFE SERIES TRUST, on its behalf and on behalf of CAPITAL OPPORTUNITIES SERIES, one of its series

By:

Susan S. Newton
Assistant Secretary

MFS/SUN LIFE SERIES TRUST, on its behalf and on behalf of CORE EQUITY SERIES, one of its series

By:

Maria F. Dwyer
President

SUN-VAL-PRX-4/07

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of
CAPITAL OPPORTUNITIES SERIES
by and exchange for shares of
CORE EQUITY SERIES,
each a series of MFS/Sun Life Series Trust

April 17, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the Core Equity Series (the “Core Equity Series”) dated April 16, 2007 relating to the sale of all or substantially all of the assets of the Capital Opportunities Series (the “Capital Opportunities Series”) to the Core Equity Series.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.  Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Core Equity Series	B-1
Additional Information about the Capital Opportunities Series	B-1
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE CORE EQUITY SERIES

The Core Equity Series Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE CAPITAL OPPORTUNITIES SERIES

The Capital Opportunities Series Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Core Equity Series and for the Capital Opportunities Series, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Capital Opportunities Series and Core Equity Series.

The following documents are incorporated by reference into this Statement: (i) the Core Equity Series’ Annual Report for the fiscal year ended December 31, 2006; and (ii) the Capital Opportunities Series’ Annual Report for the fiscal year ended December 31, 2006.  The audited annual financial statements for the Core Equity Series and the Capital Opportunities Series are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on December 31, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended December 31, 2006 presents the results of operations of Core Equity Series as if the combination with Capital Opportunities Series had been consummated on the first day of the twelve-month period ended December 31, 2006.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended December 31, 2006.  The historical statements have been derived from the Core Equity Series and the Capital Opportunities Series books and records utilized in calculating daily net asset value on December 31, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Capital Opportunities Series to the Core Equity Series in exchange for the assumption by the Core Equity Series of the stated liabilities of the Capital Opportunities Series and for a number of the Core Equity Series shares equal in value to the value of the net assets of the Capital Opportunities Series transferred to the Core Equity Series.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Core Equity Series for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Core Equity Series and the Capital Opportunities Series incorporated by reference in this Statement of Additional Information.

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (Unaudited)

December 31, 2006

Investment Type (Percent of Net Assets)

	Capital		Core			Pro Forma
	Opportunities Series		Equity Series		Pro Forma	Combined Series
Issuer	Shares	Value	Shares	Value	Adjustments	Shares	Value
Stocks (96.9%, 98.7% and 97.5%, respectively)
Aerospace
Lockheed Martin Corp.	—	$—	7,640	$703,415		7,640	$703,415
Precision Castparts Corp.	—	—	6,000	469,680		6,000	469,680
United Technologies Corp.	43,040	2,690,861	17,940	1,121,609		60,980	3,812,470
		$2,690,861		$2,294,704			$4,985,565

Alcoholic Beverages
Grupo Modelo S.A. de C.V.,“C”	146,640	$814,474	—	$—		146,640	$814,474

Apparel Manufacturers

LVMH Moet Hennessy Louis Vuitton S.A. (l)	18,150	$1,915,080	—	$—		18,150	$1,915,080
NIKE, Inc., “B”	38,000	3,763,140	12,660	1,253,720		50,660	5,016,860
Under Armour, Inc. (a)(l)	—	—	4,250	214,413		4,250	214,413
		$5,678,220		$1,468,133			$7,146,353

Automotive
Bayerische Motoren Werke AG	41,700	$2,394,512	—	$—		41,700	$2,394,512
Harley-Davidson, Inc. (l)	—	—	3,550	250,168		3,550	250,168
Johnson Controls, Inc.	—	—	6,300	541,296		6,300	541,296
Sauer-Danfoss, Inc. (l)	—	—	8,880	286,380		8,880	286,380
		$2,394,512		$1,077,844			$3,472,356

Biotechnology
Amgen, Inc. (a)	73,790	$5,040,595	13,980	$954,974		87,770	$5,995,569
Celgene Corp. (a)	—	—	5,400	310,662		5,400	310,662
Genzyme Corp. (a)	48,461	2,984,228	4,200	258,636		52,661	3,242,864
Human Genome Sciences, Inc. (a)(l)	—	—	20,620	256,513		20,620	256,513
MedImmune, Inc. (a)	32,920	1,065,620	—	—		32,920	1,065,620
Millipore Corp. (a)	54,680	3,641,688	4,700	313,020		59,380	3,954,708
Neurochem, Inc. (a)(l)	—	—	4,980	106,921		4,980	106,921
		$12,732,131		$2,200,726			$14,932,857

Broadcasting
News Corp., “A”	—	$—	41,330	$887,768		41,330	$887,768
Viacom, Inc., “B” (a)	92,385	3,790,557	20,765	851,988		113,150	4,642,545
Walt Disney Co.	—	—	11,830	405,414		11,830	405,414
		$3,790,557		$2,145,170			$5,935,727

Brokerage & Asset Managers
Affiliated Managers Group, Inc. (a)(l)	18,300	$1,923,879	2,300	$241,799		20,600	$2,165,678
Chicago Mercantile Exchange Holdings, Inc., “A”	—	—	730	372,117		730	372,117
EFG International (a)	25,440	959,035	—	—		25,440	959,035
Franklin Resources, Inc.	17,550	1,933,484	1,760	193,899		19,310	2,127,383
Goldman Sachs Group, Inc.	—	—	2,460	490,401		2,460	490,401
KBW, Inc. (a)	—	—	310	9,111		310	9,111
Lazard Ltd.	—	—	14,540	688,324		14,540	688,324
Legg Mason, Inc. (l)	—	—	8,580	815,529		8,580	815,529
		$4,816,398		$2,811,180			$7,627,578

Business Services
CheckFree Corp. (a)	—	$—	4,550	$182,728	4,550	$182,728
Cognizant Technology Solutions Corp., “A” (a)	—	—	3,250	250,770	3,250	250,770
First Data Corp.	179,900	4,591,048	10,600	270,512	190,500	4,861,560
Getty Images, Inc. (a)(l)	65,550	2,806,851	—	—	65,550	2,806,851
Global Payments, Inc.	65,160	3,016,908	4,840	224,092	70,000	3,241,000
Satyam Computer Services Ltd., ADR (l)	—	—	6,450	154,865	6,450	154,865
		$10,414,807		$1,082,967		$11,497,774

Cable TV
Comcast Corp., “Special A” (a)	—	$—	11,660	$488,321	11,660	$488,321
EchoStar Communications Corp., “A” (a)	—	—	6,210	236,166	6,210	236,166
		$—		$724,487		$724,487
Chemicals
Bayer AG	48,400	$2,597,195	—	$—	48,400	$2,597,195
Monsanto Co.	—	—	21,580	1,133,597	21,580	1,133,597
		$2,597,195		$1,133,597		$3,730,792

Computer Software
Adobe Systems, Inc. (a)	—	$—	21,690	$891,893	21,690	$891,893
CommVault Systems, Inc. (a)	—	—	7,840	156,878	7,840	156,878
McAfee, Inc.(a)	—	—	15,270	433,363	15,270	433,363
MSC.Software Corp. (a)	—	—	14,744	224,551	14,744	224,551
Opsware, Inc. (a)(l)	—	—	16,370	144,383	16,370	144,383
Oracle Corp. (a)	89,046	$1,526,248	28,480	488,147	117,526	2,014,395
Salesforce.com, Inc. (a)(l)	—	—	12,040	438,858	12,040	438,858
Symantec Corp. (a)	110,561	2,305,197	17,010	354,659	127,571	2,659,856
TIBCO Software, Inc. (a)	—	—	9,390	88,642	9,390	88,642
Transaction Systems Architects, Inc. (a)	—	—	5,240	170,667	5,240	170,667
		$3,831,445		$3,392,041		$7,223,486

Computer Software - Systems
Apple Computer, Inc. (a)	—	$—	7,920	$671,933	7,920	$671,933
Dell, Inc. (a)	134,060	3,363,565	—	—	134,060	3,363,565
Hewlett-Packard Co.	—	—	51,310	2,113,459	51,310	2,113,459
Rackable Systems, Inc. (a)(l)	—	—	8,390	259,838	8,390	259,838
		$3,363,565		$3,045,230		$6,408,795

Construction
D.R. Horton, Inc.	—	$—	5,780	$153,112	5,780	$153,112
Masco Corp. (l)	—	—	16,440	491,063	16,440	491,063
		$—		$644,175		$644,175

Consumer Goods & Services
Avon Products, Inc.	—	$—	14,700	$485,688	14,700	$485,688
Brink’s Co. (l)	—	—	1,660	106,107	1,660	106,107
eBay, Inc. (a)	101,710	3,058,420	6,560	197,259	108,270	3,255,679
Estee Lauder Cos., Inc., “A”	—	—	12,580	513,516	12,580	513,516
ITT Educational Services, Inc. (a)	15,990	1,061,256	2,950	195,791	18,940	1,257,047
Kimberly-Clark de Mexico S.A. de C.V., “A”	187,950	864,510	—	—	187,950	864,510
Monster Worldwide, Inc. (a)	—	—	5,210	242,994	5,210	242,994
Physicians Formula Holdings, Inc. (a)	—	—	1,280	23,923	1,280	23,923
Scotts Miracle-Gro Co.	—	—	19,680	1,016,472	19,680	1,016,472
Strayer Education, Inc.	—	—	500	53,025	500	53,025
		$4,984,186		$2,834,775		$7,818,961

Containers
Crown Holdings, Inc. (a)	—	$—	7,680	$160,666	7,680	$160,666
Owens-Illinois, Inc. (a)	186,020	3,432,069	8,790	162,176	194,810	3,594,245
Smurfit-Stone Container Corp. (a)	—	—	10,400	109,824	10,400	109,824
		$3,432,069		$432,666		$3,864,735

Electrical Equipment
MSC Industrial Direct Co., Inc., “A”	—	$—	2,710	$106,097	2,710	$106,097
Rockwell Automation, Inc.	—	—	17,760	1,084,781	17,760	1,084,781
Tyco International Ltd.	171,375	5,209,800	12,140	369,056	183,515	5,578,856
		$5,209,800		$1,559,934		$6,769,734

Electronics
Applied Materials, Inc. (l)	—	$—	15,920	$293,724	15,920	$293,724
ASML Holding N.V. (a)(l)	—	—	10,870	267,728	10,870	267,728
Hittite Microwave Corp. (a)(l)	—	—	5,370	173,558	5,370	173,558
Intel Corp.	190,820	3,864,105	52,680	1,066,770	243,500	4,930,875
Intersil Corp., “A”	—	—	7,550	180,596	7,550	180,596
Marvell Technology Group Ltd. (a)	—	—	24,490	469,963	24,490	469,963
NetLogic Microsystems, Inc. (a)(l)	—	—	8,980	194,776	8,980	194,776
SanDisk Corp. (a)	—	—	13,270	571,008	13,270	571,008
		$3,864,105		$3,218,123		$7,082,228

Energy - Independent
Apache Corp.	—	$—	4,810	$319,913	4,810	$319,913
CONSOL Energy, Inc.	—	—	4,620	148,441	4,620	148,441
Devon Energy Corp.	—	—	6,170	413,884	6,170	413,884
EOG Resources, Inc.	—	—	6,500	405,925	6,500	405,925
Occidental Petroleum Corp.	—	—	4,060	198,250	4,060	198,250
		$—		$1,486,413		$1,486,413

Energy - Integrated
Chevron Corp.	—	$—	15,260	$1,122,068	15,260	$1,122,068
Exxon Mobil Corp.	25,610	1,962,494	41,136	3,152,252	66,746	5,114,746
Hess Corp.	75,080	3,721,716	13,760	682,083	88,840	4,403,799
TOTAL S.A., ADR	40,600	2,919,952	—	—	40,600	2,919,952
		$8,604,162		$4,956,403		$13,560,565

Engineering - Construction
North American Energy Partners, Inc. (a)(l)	—	$—	27,150	$442,002	27,150	$442,002

Food & Beverages
Diamond Foods, Inc. (l)	—	$—	12,780	$242,948	12,780	$242,948
General Mills, Inc.	—	—	4,050	233,280	4,050	233,280
Nestle S.A.	15,816	$5,618,449	—	—	15,816	5,618,449
PepsiCo, Inc.	22,800	1,426,140	8,837	552,754	31,637	1,978,894
Tyson Foods, Inc., “A”	—	—	14,100	231,945	14,100	231,945
		$7,044,589		$1,260,927		$8,305,516

Food & Drug Stores
CVS Corp.	84,620	$2,615,604	11,420	$352,992	96,040	$2,968,596
Kroger Co.	—	—	10,060	232,084	10,060	232,084
SUPERVALU, Inc.	—	—	9,980	356,785	9,980	356,785
		$2,615,604		$941,861		$3,557,465

Forest & Paper Products
MeadWestvaco Corp.	—	$—	7,190	$216,131	7,190	$216,131

Gaming & Lodging
Hilton Hotels Corp.	—	$—	7,390	$257,911	7,390	$257,911
International Game Technology	—	—	3,490	161,238	3,490	161,238
Las Vegas Sands Corp. (a)	—	—	1,690	151,221	1,690	151,221
Penn National Gaming, Inc. (a)	—	—	3,360	139,843	3,360	139,843
Shuffle Master, Inc. (a)(l)	—	—	3,730	97,726	3,730	97,726
		$—		$807,939		$807,939

General Merchandise
Family Dollar Stores, Inc.	—	$—	16,960	$497,437	16,960	$497,437
Stage Stores, Inc.	—	—	11,380	345,838	11,380	345,838
		$—		$843,275		$843,275

Health Maintenance Organizations
UnitedHealth Group, Inc.	—	$—	14,700	$789,831	14,700	$789,831
WellPoint, Inc. (a)	—	—	5,420	426,500	5,420	426,500
		$—		$1,216,331		$1,216,331

Insurance
Ace Ltd.	—	$—	4,660	$282,256	4,660	$282,256
Aflac, Inc.	54,500	2,507,000	7,470	343,620	61,970	2,850,620
Allied World Assurance Co., Holdings, Ltd. (l)	—	—	9,940	433,682	9,940	433,682
Berkshire Hathaway, Inc., “B” (a)	1,060	3,885,960	—	—	1,060	3,885,960
Chubb Corp.	—	—	12,070	638,624	12,070	638,624
Genworth Financial, Inc., “A”	—	—	14,240	487,150	14,240	487,150
MetLife, Inc.	—	—	10,260	605,443	10,260	605,443
St. Paul Travelers Cos., Inc.	86,720	4,655,997	22,860	1,227,353	109,580	5,883,350
		$11,048,957		$4,018,128		$15,067,085

Internet
CNET Networks, Inc. (a)(l)	—	$—	23,850	$216,796	23,850	$216,796
Google, Inc., “A” (a)	—	—	1,150	529,552	1,150	529,552
Move, Inc. (a)	—	—	28,260	155,713	28,260	155,713
Tencent Holdings, Ltd.	—	—	58,000	206,550	58,000	206,550
Yahoo!, Inc. (a)	106,120	2,710,305	—	—	106,120	2,710,305
		$2,710,305		$1,108,611		$3,818,916

Leisure & Toys
Electronic Arts, Inc. (a)	—	$—	3,320	$167,195	3,320	$167,195
Scientific Games Corp. (a)(l)	—	—	3,230	97,643	3,230	97,643
THQ, Inc. (a)(l)	—	—	5,180	168,454	5,180	168,454
		$—		$433,292		$433,292

Machinery & Tools
Deere & Co.	—	$—	10,330	$982,073	10,330	$982,073
Eaton Corp.	—	—	6,260	470,376	6,260	470,376
		$—		$1,452,449		$1,452,449

Major Banks
Bank of America Corp.	45,388	$2,423,265	31,658	$1,690,221	77,046	4,113,486
Bank of New York Co., Inc.	—	—	23,530	926,376	23,530	926,376
JPMorgan Chase & Co.	80,110	3,869,313	30,850	1,490,055	110,960	5,359,368
PNC Financial Services Group, Inc.	22,210	1,644,428	4,380	324,295	26,590	1,968,723
State Street Corp.	—	—	6,660	449,150	6,660	449,150
SunTrust Banks, Inc.	—	—	3,700	312,465	3,700	$312,465
		$7,937,006		$5,192,562		$13,129,568

Medical & Health Technology & Services
AMICAS, Inc. (a)	—	$—	35,500	$104,370	35,500	$104,370
Cardinal Health, Inc.	—	—	3,050	196,511	3,050	196,511
Caremark Rx, Inc.	—	—	5,690	324,956	5,690	324,956
Healthcare Services Group, Inc.	—	—	10,290	297,998	10,290	297,998
McKesson Corp.	—	—	2,210	112,047	2,210	112,047
MWI Veterinary Supply, Inc. (a)	—	—	9,950	321,385	9,950	321,385
		$—		$1,357,267		$1,357,267

Medical Equipment
Advanced Medical Optics, Inc. (a)	81,870	$2,881,824	8,730	$307,296	90,600	$3,189,120
Aspect Medical Systems, Inc. (a)(l)	—	—	8,660	162,895	8,660	162,895
Boston Scientific Corp. (a)	—	—	33,920	582,746	33,920	582,746
Cooper Cos., Inc.	—	—	3,070	136,615	3,070	136,615
DENTSPLY International, Inc.	31,500	940,275	—	—	31,500	940,275
Medtronic, Inc.	68,630	3,672,391	—	—	68,630	3,672,391
St. Jude Medical, Inc. (a)	—	—	6,830	249,705	6,830	249,705
Thoratec Corp. (a)(l)	—	—	13,710	241,022	13,710	241,022
Ventana Medical Systems, Inc. (a)	20,530	883,406	—	—	20,530	883,406
Zimmer Holdings, Inc. (a)	13,340	1,045,589	—	—	13,340	1,045,589
		$9,423,485		$1,680,279		$11,103,764

Metals & Mining
BHP Billiton Ltd., ADR (l)	67,590	$2,686,703	—	$—	67,590	2,686,703
BHP Billiton PLC	—	—	29,990	548,910	29,990	548,910
Inmet Mining Corp.	—	—	3,700	198,229	3,700	$198,229
		$2,686,703		$747,139		$3,433,842

Natural Gas - Pipeline
Williams Cos., Inc.	—	$—	29,160	$761,659	29,160	$761,659

Network & Telecom
Cisco Systems, Inc. (a)	131,980	$3,607,013	38,710	$1,057,944	170,690	$4,664,957
Juniper Networks, Inc. (a)	127,320	2,411,441	20,430	386,944	147,750	2,798,385
NICE Systems Ltd., ADR (a)	115,370	3,551,089	13,120	403,834	128,490	3,954,923
Nortel Networks Corp. (a)	—	—	18,708	500,065	18,708	500,065
TomTom N.V. (a)(l)	22,380	966,418	—	—	22,380	966,418
		$10,535,961		$2,348,787		$12,884,748

Oil Services
Cameron International Corp. (a)	—	$—	2,410	$127,850	2,410	$127,850
Dresser-Rand Group, Inc. (a)	39,400	964,118	11,310	276,756	50,710	1,240,874
GlobalSantaFe Corp.	46,818	2,751,962	6,050	355,619	52,868	3,107,581
National-Oilwell Varco, Inc. (a)	—	—	2,060	126,031	2,060	126,031
Noble Corp.	35,760	2,723,124	2,960	225,404	38,720	2,948,528
		$6,439,204		$1,111,660		$7,550,864

Other Banks & Diversified Financials
American Express Co.	49,800	3,021,366	21,060	$1,277,710	70,860	$4,299,076
Commerce Bancorp, Inc. (l)	79,210	2,793,737	29,720	1,048,224	108,930	3,841,961
Countrywide Financial Corp.	—	—	31,240	1,326,138	31,240	1,326,138
Fannie Mae	—	—	12,360	734,060	12,360	734,060
Investors Financial Services Corp. (l)	44,470	1,897,535	6,740	287,596	51,210	2,185,131
New York Community Bancorp, Inc. (l)	130,490	2,100,889	—	—	130,490	2,100,889
SLM Corp.	32,740	1,596,730	23,360	1,139,267	56,100	2,735,997
		$11,410,257		$5,812,995		$17,223,252

Personal Computers & Peripherals
Nuance Communications, Inc. (a)(l)	—	$—	15,680	$179,693	15,680	$179,693

Pharmaceuticals
Allergan, Inc.	—	$—	5,900	$706,466	5,900	$706,466
Bristol-Myers Squibb Co.	—	—	33,490	881,457	33,490	881,457
Eli Lilly & Co.	17,440	908,624	26,250	1,367,625	43,690	2,276,249
Endo Pharmaceuticals Holdings, Inc. (a)	—	—	6,600	182,028	6,600	182,028
Johnson & Johnson	86,240	5,693,565	—	—	86,240	5,693,565
Medicis Pharmaceutical Corp., “A” (l)	—	—	4,110	144,384	4,110	144,384
Wyeth	108,691	5,534,546	36,880	1,877,930	145,571	7,412,476
		$12,136,735		$5,159,890		$17,296,625

Printing & Publishing
New York Times Co., “A” (l)	—	$—	14,350	$349,566	14,350	$349,566

Railroad & Shipping
Burlington Northern Santa Fe Corp.	—	$—	4,320	$318,859	4,320	$318,859
Norfolk Southern Corp.	—	—	5,930	298,220	5,930	298,220
		$—		$617,079		$617,079
Real Estate
Alesco Financial, Inc., REIT	—	$—	50,480	$540,136	50,480	$540,136
BRE Properties, Inc., “A”, REIT (l)	—	—	7,580	492,852	7,580	492,852
Macerich Co., REIT	—	—	5,810	502,972	5,810	502,972
Maguire Properties, Inc., REIT	—	—	10,470	418,800	10,470	418,800
Taubman Centers, Inc., REIT	—	—	9,960	506,566	9,960	506,566
		$—		$2,461,326		$2,461,326

Restaurants
Red Robin Gourmet Burgers, Inc. (a)(l)	—	$—	10,370	$371,765	10,370	$371,765
Texas Roadhouse, Inc., “A” (a)(l)	—	—	17,090	226,613	17,090	226,613
YUM! Brands, Inc.	—	—	3,270	192,276	3,270	192,276
		$—		$790,654		$790,654

Specialty Chemicals
Air Products & Chemicals, Inc.	—	$—	7,750	$544,670	7,750	$544,670
Albemarle Corp.	—	—	2,580	185,244	2,580	185,244
Cytec Industries, Inc.	—	—	3,280	185,353	3,280	185,353
Praxair, Inc.	34,320	2,036,206	9,370	555,922	43,690	2,592,128
		$2,036,206		$1,471,189		$3,507,395

Specialty Stores
Advance Auto Parts, Inc.	70,650	$2,512,314	9,790	$348,132	80,440	$2,860,446
Aeropostale, Inc. (a)	—	—	13,720	423,536	13,720	423,536
CarMax, Inc. (a)(l)	41,520	2,226,718	—	—	41,520	2,226,718

Chico’s FAS, Inc. (a)(l)	—	—	9,600	198,624	9,600	198,624
Lowe’s Cos., Inc.	—	—	24,610	766,601	24,610	766,601
PetSmart, Inc.	86,310	2,490,907	12,230	352,958	98,540	2,843,865
Urban Outfitters, Inc. (a)(l)	51,170	1,178,445	11,260	259,318	62,430	1,437,763
Williams-Sonoma, Inc. (l)	—	—	4,270	134,249	4,270	134,249
		$8,408,384		$2,483,418		$10,891,802

Telecommunications - Wireless
Dobson Communications Corp. (a)	—	$—	3,000	$26,130	3,000	$26,130
Rogers Communications, Inc., “B”	—	—	19,880	592,185	19,880	592,185
		$—		$618,315		$618,315
Telephone Services
AT&T, Inc.	—	$—	28,250	$1,009,938	28,250	$1,009,938
Qwest Communications International, Inc. (a)	—	—	38,600	323,082	38,600	323,082
TELUS Corp. (non-voting shares)	—	—	18,510	826,745	18,510	826,745
		$—		$2,159,765		$2,159,765

Tobacco
Altria Group, Inc.	49,450	$4,243,799	33,670	$2,889,559	83,120	$7,133,358

Trucking
FedEx Corp.	—	$—	3,250	$353,015	3,250	$353,015
UTi Worldwide, Inc. (l)	—	—	21,800	651,820	21,800	651,820
		$—		$1,004,835		$1,004,835

Utilities - Electric Power
CMS Energy Corp. (a)	—	$—	11,390	$190,213	11,390	190,213
Constellation Energy Group, Inc.	18,080	1,245,170	3,510	241,734	21,590	1,486,904
Dominion Resources, Inc. (l)	—	—	5,270	441,837	5,270	441,837
Edison International	—	—	5,040	229,219	5,040	229,219
Entergy Corp.	—	—	5,820	537,302	5,820	537,302
FPL Group, Inc. (l)	—	—	10,580	575,764	10,580	575,764
NRG Energy, Inc. (a)(l)	33,610	1,882,496	8,640	483,926	42,250	2,366,422
Public Service Enterprise Group, Inc.	—	—	5,550	368,409	5,550	368,409
		$3,127,666		$3,068,404		$6,196,070

Total Stocks (Identified Cost, $169,121,924, $82,817,195, and $251,939,119, respectively)		$181,023,348		$91,515,555		$272,538,903

	Par Amount	Value	Par Amount	Value	Par Amount	Value
Short Term Obligation (3.5%, — and 2.3%, respectively)
General Electric Co., 5.29%, due 1/02/07, at Amortized Cost and Value (y)	6,472,000	$6,471,049	$—	$—	$6,472,000	$6,471,049

Repurchase Agreements (—, 1.3% and 0.4%, respectively)
Merrill Lynch & Co., 5.32%, dated 12/29/06, due 1/02/07, total to be received $1,148,679 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	—	$—	$1,148,000	$1,148,000	$1,148,000	$1,148,000

Issuer	Shares	Value	Shares	Value		Shares	Value

Collateral for Securities Loaned (8.6%, 12.4% and 9.9%, respectively)
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	16,065,163	$16,065,163	11,483,180	$11,483,180		27,548,343	$27,548,343

Total Investments (Identified Cost, $191,658,136, $95,448,375, and $287,106,511, respectively)		$203,559,560		$104,146,735			$307,706,295

Other Assets, Less Liabilities (-9.0%, -12.4% and -10.1%, respectively)		(16,728,311)		(11,448,607)	—		(28,176,918)

Net Assets (100.0%, 100.0% and 100.0%, respectively)		$186,831,249		$92,698,128	$—		$279,529,377

(a) Non-income producing security.

(l) All or a portion of this security is on loan.

(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

Note:  As of the date of the Pro Forma Combined Schedule of Investments, the securities held by the acquired fund are consistent with the investment objectives, strategies and policies of the acquiring fund.  However, it is anticipated certain portfolio securities received from the acquired fund in the reorganization will subsequently be sold by the acquiring fund.  Any such transactions are not reflected in these pro forma financial statements.

See Notes to Financial Statements

Pro Forma Combined Statement of Assets and Liabilities (unaudited)

December 31, 2006

	Capital	Core Equity	Pro Forma		Pro Forma
	Opportunities Series	Series	Adjustments		Combined Series
Assets:
Investments:
Unaffiliated issuers, at identified cost	$191,658,136	$95,448,375	$—		$287,106,511
Unrealized appreciation (depreciation)	11,901,424	8,698,360	—		20,599,784
Total investments, at value (including securities loaned of $15,680,755, $11,216,016 and $26,896,771, respectively)	$203,559,560	$104,146,735	$—		$307,706,295

Cash	143	882	—		1,025
Receivable for investments sold	75,945	225,872	—		301,817
Receivable for series shares sold	9,369	78	—		9,447
Interest and dividends receivable	116,712	93,864	—		210,576
Receivable for investment adviser	—	6,596	—		6,596
Other assets	7,654	4,187	—		11,841
Total assets	$203,769,383	$104,478,214	$—		$308,247,597
Liabilities:
Payable for investments purchased	$494,255	$186,625	$—		$680,880
Payable for series shares reacquired	286,157	35,233	—		321,390
Collateral for securities loaned, at value	16,065,163	11,483,180	—		27,548,343
Payable to affiliates-
Management fee	15,549	7,630	—		23,179
Distribution fees	453	349	—		802
Administrative services fee	591	290	—		881
Payable for independent trustees’ compensation	454	286	—		740
Accrued expenses and other liabilities	75,512	66,493	—		142,005
Total liabilities	$16,938,134	$11,780,086	$—		$28,718,220
Net assets	$186,831,249	$92,698,128	$—		$279,529,377

Net assets consist of:
Paid-in capital	$447,724,336	$73,012,828	$—		$520,737,164
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	11,901,382	8,698,279	—		20,599,661
Accumulated net realized gain (loss) on investments and foreign currency transactions	(273,452,563)	10,568,815	—		(262,883,748)
Accumulated net investment income	658,094	418,206			1,076,300
Total	$186,831,249	$92,698,128	$—		$279,529,377

Shares of beneficial interest outstanding	12,274,548	5,414,975	10,911,171		16,326,146

Net assets:
Initial Class	$170,397,997	$80,023,561			$250,421,558
Service Class	16,433,252	12,674,567			29,107,819

Total	$186,831,249	$92,698,128	$—		$279,529,377

Shares outstanding:
Initial Class	11,190,861	4,671,443	9,947,344	(b)	14,618,787
Service Class	1,083,687	743,532	963,827	(b)	1,707,359

Total	12,274,548	5,414,975	10,911,171		16,326,146

Net asset value
Initial Class	$15.23	$17.13			$17.13
Service Class	$15.16	$17.05			$17.05

(b)         If the reorganization had taken place on December 31, 2006, the Capital Opportunities Series would have received 9,947,344 and 963,827 shares for the Initial Class and the Service Class, respectively, of the Core Equity Series, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Capital Opportunities Series will receive on the Exchange Date.  The foregoing is merely an example of what the Capital Opportunities Series would have received and distributed had the reorganization been consummated on December 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Pro Forma Combined Statement of Operations (Unaudited)

For the year ended December 31, 2006

	Capital	Core Equity	Pro Forma		Pro Forma
	Opportunities Series	Series	Adjustments		Combined Series
Net investment income (loss):
Income-
Dividends	$2,147,566	$1,244,709	$—		$3,392,275
Interest	236,881	36,590	—		273,471
Income on securities loaned	20,011	20,092			40,103
Foreign taxes withheld	(22,030)	(4,676)	—		(26,706)
Total investment income	$2,382,428	$1,296,715	$—		$3,679,143

Expenses -
Management fee	$1,465,449	$678,533	$—		$2,143,982
Distribution fees	38,284	29,613	—		67,897
Administrative services fee	48,024	22,199	6,768	(e)	76,991
Independent trustees’ compensation	19,483	8,672	(19,483	)(a)	8,672
Custodian fee	58,333	53,463	(25,000	)(a)	86,796
Shareholder communications	20,220	7,229	(3,000	)(a)	24,449
Auditing fees	36,013	36,018	(36,013	)(a)	36,018
Legal fees	5,181	5,191	(3,000	)(a)	7,372
Miscellaneous	23,977	15,460	(5,000	)(a)	34,437
Total expenses	$1,714,964	$856,378	$(84,728)		$2,486,614
Fees paid indirectly	(3,444)	(1,509)	—		(4,953)
Reduction of expenses by investment adviser	—	(6,596)	6,596	(b)	—
Net expenses	$1,711,520	$848,273	$(78,132)		$2,481,661
Net investment income	$670,908	$448,442	$78,132		$1,197,482

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) -
Investment transactions	$24,237,176	$13,314,041	$—		$37,551,217
Foreign currency transactions	(11,657)	(3,868)	—		(15,525)
Net realized gain on investments and foreign currency transactions	$24,225,519	$13,310,173	$—		$37,535,692

Change in unrealized appreciation (depreciation) -
Investments	$676,727	$(2,381,185)	$—		$(1,704,458)
Translation of assets and liabilities in foreign currencies	(42)	(82)	—		(124)
Net unrealized gain (loss) on investments and foreign currency translation	$676,685	$(2,381,267)	$—		$(1,704,582)
Net realized and unrealized gain on investments and foreign currency	$24,902,204	$10,928,906	$—		$35,831,110
Change in net assets from operations	$25,573,112	$11,377,348	$78,132		$37,028,592

(a)          Expenditures are reduced as a result of the elimination of duplicative functions.

(b)         Expenditures are adjusted to reflect the application of management fee rates in effect for the pro forma combined series.

(e)          Expenditures are adjusted to reflect the application of the current administrative services fee in effect for the pro forma combined series.

See Notes to Financial Statements

Capital Opportunities Series and
Core Equity Series

Notes to Pro Forma Combined Financial Statements

December 31, 2006 (Unaudited)

(1) Description of the Series

The MFS Core Equity Series, (Acquiring Series) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

The Acquiring Series consists of two classes of shares: Initial Class and Service Class.  All shareholders bear the common expenses of the series based on the daily net assets of each class, without distinction between share classes.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Capital Opportunities Series (Target Series) into Aquiring Series, (Acquiring Series and Target Series are referred to herein as the Series), as if such reorganization had taken place as of December 31, 2006 at the respective net asset value on that date, the annual period of the Acquiring Series.  The Pro Forma combined Statement of Operations assumes that the reorganization had occurred on the first day of the fiscal year ended December 31, 2006. The Acquiring Series will be the accounting survivor, based upon an analysis of factors including surviving series portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Series and Target Series included in their respective annual reports dated December 31, 2006.

(3) Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4) Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series’ valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series’ net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series’ net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series’ foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series’ net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series’ net asset value may differ from quoted or published prices for the same investments.

(5) Reorganization Costs

Costs associated with the reorganization will be borne directly by MFS.  These costs are estimated at $107,380, of which $71,380 and $36,000 is attributable to the Target Fund and Acquiring Fund, respectively.

(6) Capital Shares

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on December 31, 2006, had the acquisition taken place on December 31, 2006.  In exchange for the net assets of the Target Series each class of shares of the Acquiring Series would have been issued based upon the per share net asset value as follows:

	Initial Class	Service Class
Net assets – Target Series	$170,397,997	$16,433,252
Shares – Acquiring Series	9,947,344	963,827
Net asset value – Acquiring Series	$17.13	$17.05

(7) Federal Income Taxes

The series’ policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Series and the Target Series should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Series is limited by the Internal Revenue Code.

PROXY TABULATOR]
[Address]

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS/Sun Life Series Trust
Capital Opportunities Series

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2007

The undersigned, revoking prior proxies, hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Susan A. Pereira, Timothy M. Fagan and Brian E. Langenfeld, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of shareholders of MFS/Sun Life Series Trust-Capital Opportunities Series to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 7, 2007, notice of which meeting and the Prospectus/Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Prospectus/Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “for” Proposal 1. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SHAREHOLDER (AND CO-OWNER) SIGN HERE

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MFS/SUN LIFE SERIES TRUST
CAPITAL OPPORTUNITIES SERIES

PROPOSAL:          For [  ]                    Against [  ]                            Abstain [  ]

1.               Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Capital Opportunities Series to Core Equity Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Capital Opportunities Series and the assumption by Core Equity Series of the liabilities of Capital Opportunities Series, and the distribution of such shares to the shareholders of Capital Opportunities Series in liquidation of Capital Opportunities Series and the termination of Capital Opportunities Series.

Please be sure to sign and date this card.

[PROXY TABULATOR]
[Address]

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INSTRUCTIONS SOLICITED ON BEHALF OF THE INSURANCE COMPANY

MFS/Sun Life Series Trust
Capital Opportunities Series

[FUND NAME PRINTS HERE]
[INSURANCE COMPANY INFORMATION PRINTS HERE]

VOTING INSTRUCTIONS

The undersigned, an owner of or participant in an annuity or life insurance Contract issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Series noted above, which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Thursday, June 7, 2007, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Please sign and vote on the reverse side and return promptly in enclosed envelope.

Date

Please sign this proxy exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

SIGN HERE

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MFS/SUN LIFE SERIES TRUST

CAPITAL OPPORTUNITIES SERIES

PROPOSAL:     For [  ]            Against [  ]                   Abstain [  ]

1.               To instruct the Insurance Company to approve the Plan of Reorganization and Termination providing for the transfer of all of the assets of Capital Opportunities Series to Core Equity Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Core Equity Series and the assumption by Core Equity Series of the liabilities of Capital Opportunities Series, and the distribution of such shares to the shareholders of Capital Opportunities Series in liquidation of Capital Opportunities Series and the termination of Capital Opportunities Series.

The shares attributable to the undersigned’s participation in the contract will be voted as indicated or voted to instruct the Insurance Company to vote “for” Proposal 1. The Insurance Company is instructed in its discretion to vote upon such other matters as may come before the meeting or any adjournment thereof.

Please be sure to sign and date this card.